UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2020
Basic Energy Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32693	54-2091194
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Cherry Street, Suite 2100
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 334-4100
Not Applicable
(Former name or former address, if changed since last report.)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share*	BASX*	The OTCQX Best Market*

* Until December 2, 2019, Basic Energy Services, Inc.’s common stock traded on the New York Stock Exchange under the symbol “BAS”. On December 3, 2019, Basic Energy Service, Inc.’s common stock began trading on the OTCQX® Best Market tier of the OTC Markets Group Inc. Deregistration under Section 12(b) became effective on March 16, 2020.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
Basic Energy Services, Inc., a Delaware corporation (“Basic” or the “Company”) is party to that certain ABL Credit Agreement, dated October 2, 2018 (as amended, restated, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), with the guarantors party thereto, the financial institutions party thereto and Bank of America, N.A., a national banking association (“Bank of America”), as administrative agent. On June 15, 2020, the Company entered into the Second Amendment to the ABL Credit Agreement, by and among the Company, as borrower, the guarantors party thereto, the financial institutions party thereto and Bank of America, as administrative agent (the “ABL Amendment”), pursuant to which, among other things, the Company and the parties thereto (i) reduced the Aggregate Commitments (as defined in the Credit Agreement) from $120,000,000 to $75,000,000, (ii) made proportionate downward adjustments to certain of the Availability (as defined in the Credit Agreement) thresholds that can trigger certain springing covenants such as consolidated fixed charge coverage ratio and cash dominion provisions and (iii) included additional requirements for the Company, such as prepayment requirements for cash accumulation over a specified threshold as well as provisions precluding defensive Credit Agreement drawdowns.

The foregoing summary of the ABL Amendment does not purport to be complete and is qualified in its entirety by reference to the ABL Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.
10.1	Second Amendment to ABL Credit Agreement, dated as of June 15, 2020, by and among the Company, the guarantors party thereto, the financial institutions party thereto and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.

Date: June 16, 2020	By:	/s/ David S. Schorlemer
	Name:	David S. Schorlemer
	Title:	Executive Vice President, Chief Financial Officer,
Treasurer and Secretary (Principal Financial
Officer and Principal Accounting Officer)